Exhibit 10.48

MERCANTILE BANKSHARES CORPORATION

AND PARTICIPATING AFFILIATES

SUPPLEMENTAL 401(k) EXECUTIVE RETIREMENT PLAN

Effective January 1, 1995

MERCANTILE BANKSHARES CORPORATION

AND PARTICIPATING AFFILIATES

SUPPLEMENTAL 401(k) EXECUTIVE RETIREMENT PLAN

– i –

– ii –

MERCANTILE BANKSHARES CORPORATION

AND PARTICIPATING AFFILIATES

SUPPLEMENTAL 401(k) EXECUTIVE RETIREMENT PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1 Purpose. The Plan is intended to provide deferred compensation for a select group of management or highly compensated employees of the Employer. The Plan is an unfunded plan that is not intended to be (i) subject to Parts 2, 3 or 4 of Title I, Subtitle B of the Employee Retirement Income Security Act of 1974, or (ii) qualified under Section 401(a) of the Internal Revenue Code.

1.2 Effective Date. The effective date for this Plan shall be January 1, 1995.

ARTICLE II

DEFINITIONS

2.1 Definitions. As used herein, the following terms shall have the following meanings:

(a) Account. The bookkeeping reserve account established and maintained for each Participant pursuant to Section 4.1 for purposes of determining the amount payable to the Participant pursuant to Article V.

(b) Administrator. The Employee Benefit Administration Committee, the members of which shall be appointed from time to time by the Employee Benefit Committee of the Board of Directors of the Sponsor, which shall be responsible for the general administration of the Plan except as otherwise specified.

(c) Basic Contributions. Amounts credited to the Participant’s Account pursuant to Section 4.2.

(d) Beneficiary. The person(s) or entity(ies) designated by a Participant to receive Plan benefits in the event of the Participant’s death, such designation to be made in writing on a form satisfactory to the Administrator and effective when received by the Administrator. Any such designation shall be deemed to revoke any and all prior designations. If the Participant has not designated a Beneficiary, or if no Beneficiary survives the Participant, the aggregate amount then credited to the Participant’s Account shall be paid pursuant to Article V to the person or persons in the first of the following classes of successive preference Beneficiaries surviving at the death of the Participant: the Participant’s (1) widow or widower, (2) lineal descendants, per stirpes, (3) parents, (4) estate. The Administrator shall decide which Beneficiaries, if any, shall have been validly designated and the Administrator’s decision shall be binding and conclusive on all persons.

(e) Board. The Board of Directors of the Sponsor or, if the Board so directs, the Employee Benefit Committee of such Board of Directors acting on behalf of the Board in the exercise of any and all powers and duties of the Board pursuant to this Plan.

(f) Code. The Internal Revenue Code of 1986, as amended.

(g) Committee. The Employee Benefit Committee of the Board of Directors of the Sponsor.

(h) Compensation. Compensation shall mean Compensation as such term may be defined from time to time in the Thrift Plan for purposes of calculating contributions thereunder as set forth in Section 1.1(o)(1) of the Thrift Plan or any successor Section (See Exhibit A); provided, however, that for purposes of this Plan, Compensation shall include any amount which would otherwise be deemed to be Compensation under the Thrift Plan but for the fact that it is voluntarily deferred by the Participant under a nonqualified deferred compensation agreement or plan. Notwithstanding the foregoing, Compensation under this Plan shall not be limited by any monetary denomination specified from time to time by the Secretary of the Treasury with respect to the application of Code §401(a)(17) to qualified retirement plans.

(i) Employer. The Sponsor, its successors and assigns, any affiliated corporation or business organization of the Sponsor, and any organization into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred.

(j) Interest Credits. Amounts credited to the Participant’s Account pursuant to Section 4.3.

(k) Participant. An individual who is eligible to participate pursuant to Article III.

(1) Plan. The Mercantile Bankshares Corporation And Participating Affiliates Supplemental 401(k) Executive Retirement Plan as set forth herein and as amended from time to time.

(m) Sponsor. Mercantile Bankshares Corporation and any successor.

(n) Thrift Plan. The Employees’ Thrift Plan Of Mercantile Bankshares Corporation And Participating Affiliates, amended and restated as of January 1, 1989, and as amended from time to time.

(o) Valuation Date. The last business day of each calendar year, or such other or additional days as the Administrator may deem necessary or appropriate.

(p) Year of Service. Year of Service shall mean Year of Service as such term may be defined from time to time in the Thrift Plan for purposes of determining eligibility thereunder as set forth in Section 1.1(tt) of the Thrift Plan or any successor Section.

ARTICLE III

ELIGIBILITY

3.1 Eligibility to Participate.

(a) Initial Eligibility. All employees of the Employer who satisfy all of the following eligibility criteria:

(1) have the title of vice president or a more senior position, and

(2) have Compensation payable for services rendered during the calendar year in excess of $150,000 (as indexed by the Secretary of the Treasury pursuant to Code §401(a)(17)(B)), and

(3) have completed one Year of Service (or other period of service as may be determined from time to time in the discretion of the Committee, which discretion may be exercised with respect to individual employees without affecting the eligibility criteria for other employees), and

(4) have been approved by the Committee for participation,

shall be eligible to participate in the Plan; provided, however, that any such employees who have entered into individual deferred compensation agreements (pursuant to which such employees voluntarily elect to defer any portion of their current compensation) with the Employer on or before January 1, 1994, shall not be eligible to participate in the Plan (unless or until otherwise determined by the Board).

(b) Continued Participation. A Participant’s participation in the Plan shall continue until the Participant terminates services as an employee for all Employers under the Plan, unless such participation is sooner terminated in the discretion of the Committee.

ARTICLE IV

CONTRIBUTIONS, INTEREST CREDITS AND VESTING

4.1 Accounts. The Administrator shall establish an Account on behalf of each Participant which shall be credited or debited, as the case may be, with Basic Contributions pursuant to Section 4.2, Interest Credits pursuant to Section 4.3, and payments pursuant to Article V. Each such Account shall consist of such subaccounts as are necessary or desirable to the Administrator for the convenient administration of the Plan. The Accounts and subaccounts shall be bookkeeping reserve accounts only and shall not require segregation of any funds of the Sponsor or the Employer or provide any Participant with any rights to any assets of the Sponsor or the Employer, except, to the extent applicable, as a general creditor thereof. Neither a Participant nor a Participant’s Beneficiary shall have any right to receive payment of any amount credited to the Participant’s Account except as expressly provided in Article V of this Plan.

4.2 Basic Contributions.

(a) In General. As of the last business day of each calendar year beginning on or after January 1, 1995, the Account of each eligible Participant under this Plan shall be credited with Basic Contributions in an amount equal to 3% (or such other percentage as may be determined from time to time in the discretion of the Committee with respect to all eligible Participants collectively) of that portion of the Participant’s Compensation for such calendar year that exceeds $150,000 (as indexed by the Secretary of the Treasury pursuant to Code §401(a)(17)(B)). Subject to the provisions of Article IX, Basic Contributions shall be credited to each eligible Participant’s Account each calendar year regardless of whether such Participant is employed by the Employer on the last day of such calendar year.

(b) Opening Account Balance. Each employee eligible to participate in this Plan on January 1, 1995, shall have Basic Contributions credited to his Account as of January 1, 1995, equal to 3% of that portion of the Participant’s 1994 Compensation that exceeded $150,000.

4.3 Interest Credits. As of each Valuation Date (and such other dates as the Administrator, in its discretion, may determine), the Account of each Participant shall be credited with interest (Interest Credits) at the per annum rate of 5%, with respect to all amounts credited to the Participant’s Account. The Interest Credit under this Section 4.3 for any Valuation Date shall be determined prior to crediting a Participant’s Account with any amount determined under Section

4.2 with respect to such calendar year and shall be based on the balance of the Participant’s Account as of the immediately preceding Valuation Date, with appropriate adjustments for payments made therefrom since such Valuation Date. Notwithstanding anything in the Plan to the contrary, in the event that the balance of a Participant’s Account shall be distributed prior to the last day of a calendar year (as of which the interest would ordinarily be credited), the Interest Credit otherwise allocable to such Participant’s Account for such year shall be prorated, based upon the number of complete calendar months which have elapsed from the first day of such calendar year to the date of distribution.

4.4 Vesting. Each Participant shall be at all times fully vested in and have a nonforfeitable right to the aggregate amount credited to the Participant’s Account.

ARTICLE V

PAYMENT OF BENEFITS

5.1 Time and Manner of Distributions. Upon the earlier of a Participant’s termination of employment or death, the Administrator shall distribute in a single-sum payment to the Participant or the Participant’s Beneficiary, as applicable, as soon as practicable thereafter an amount equal to the aggregate amount credited to the Participant’s Account under the Plan; provided, however, that the Committee may determine in its sole and absolute discretion to delay distribution to any Participant if necessary to avoid application of the deduction limitation of Code §162(m) to the Employer. All distributions shall be based on the value of a Participant’s Account measured as of the Valuation Date immediately preceding the date of distribution.

5.2 Incapacity of Recipient. If any person entitled to a distribution under this Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Administrator may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Sponsor, the Employer and the Plan therefor.

ARTICLE VI

FUNDING

The obligations of the Employer to pay benefits under this Plan shall be interpreted solely as an unfunded, but binding, contractual obligation of the Employer to pay only those amounts credited to the Participant’s Account pursuant to Article IV in the manner and under the conditions prescribed in Article V. Any assets set aside, including any assets transferred to a rabbi trust or purchased by the Employer with respect to amounts payable under the Plan, shall be subject to the claims of the Employer’s general creditors, and no person other than the Employer shall, by virtue of the provisions of the Plan, have any interest in such assets.

ARTICLE VII

ADMINISTRATION

7.1 Administration. Except as otherwise provided herein, the Plan shall be administered by the Administrator. The Administrator shall be the named fiduciary for purposes of the claims procedure pursuant to Article VIII only and shall, except as the Committee may otherwise determine, have authority to act to the full extent of its absolute discretion to:

(a) interpret the Plan, including any ambiguities therein;

(b) resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions in the Plan;

(c) create and revise rules and procedures for the administration of the Plan and prescribe such forms as may be required for Participants to make elections under, and otherwise participate in, the Plan; and

(d) take any other actions and make any other determinations as it may deem necessary and proper for the administration of the Plan.

Any expenses incurred in the administration of the Plan shall be paid by the Sponsor or the Employer.

7.2 Determinations. Except as the Committee may otherwise determine (and subject to the claims procedure set forth in Article VIII), all decisions and determinations by the Administrator shall be final and binding upon all Participants and Beneficiaries.

7.3 General. No member of the Administrator or of the Committee shall participate in any matter involving any questions relating solely to such member’s own participation or benefits under this Plan. The Administrator and the Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of any persons, firms or agents retained by it, including but not limited to accountants, actuaries, counsel and other specialists. Nothing in this Plan shall preclude the Sponsor or any Employer from indemnifying the members of the Administrator and of the Committee for all actions under this Plan, or from purchasing liability insurance to protect such persons with respect to the Plan.

ARTICLE VIII

CLAIMS PROCEDURE

8.1 Claim for Benefits. Each person eligible for a benefit under the Plan shall apply for such benefit by filing a claim with the Administrator on a form or forms prescribed by the Administrator. If no form or forms have been prescribed, a claim for benefits shall be made in writing to the Administrator setting forth the basis for the claim. Each person making a claim for benefits shall furnish the Administrator with such documents, evidence, data, or information in support of such claim as the Administrator considers necessary or desirable.

8.2 Notice of Denial. If a claim for benefits under this Plan is denied, either in whole or in part, the Administrator shall advise the claimant in writing of the amount of the claimant’s benefit, if any, and the specific reasons for the denial. The Administrator shall also furnish the claimant at that time with a written notice containing:

(a) a specific reference to pertinent Plan provisions;

(b) a description of any additional material or information necessary for the claimant to perfect the claim, if possible, and an explanation of why such material or information is needed; and

(c) an explanation of the Plan’s claim review procedure.

The written notice of claim denial shall be provided to the claimant within a reasonable period of time, but not more than 90 days after receipt of the claim by the Administrator, unless special circumstances require an extension of time for processing the claim, in which case the Administrator shall provide a written notice of such extension to the claimant before the expiration of the initial 90-day period. In no event shall such extension exceed 90 days from the end of such initial period.

8.3 Right to Reconsideration. Within 60 days of receipt of the information described in Section 8.2 above, the claimant shall, if the claimant desires further review, file a written request for reconsideration with the Administrator.

8.4 Review of Documents. So long as the claimant’s request for review is pending (including the 60-day period described in Section 8.3 above), the claimant or the claimant’s duly authorized representative may review pertinent Plan documents (and any pertinent related documents) and may submit issues and comments in writing to the Administrator.

8.5 Decision by the Administrator. Subject to Section 8.7, a final and binding decision shall be made by the Administrator within 60 days of the filing by the claimant of the request for reconsideration; provided, however, that if the Administrator, in its discretion, feels that a hearing with the claimant or the claimant’s representative present is necessary or desirable, this period shall be extended an additional 60 days.

8.6 Notice by the Administrator. The Administrator’s decision shall be conveyed to the claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

8.7 Committee Review. Anything in this Plan to the contrary notwithstanding, the Committee may determine, in its sole and absolute discretion, to review any claim for benefits submitted by a claimant under this Plan.

ARTICLE IX

AMENDMENT, DISCONTINUANCE, AND TERMINATION

The Committee retains the right to modify or amend the Plan at any time and from time to time, and the Board retains the right to discontinue or terminate the Plan at any time and from time to time; provided, however, that no modification, amendment, discontinuance or termination shall adversely affect the rights of Participants to receive in accordance with the Plan amounts credited to the Accounts maintained on their behalf before such modification, amendment, discontinuance or termination. Notice of every such modification, amendment, discontinuance or termination shall be given in writing to each Participant. In the case of termination of the Plan, any amounts credited to the Account of a Participant may, in the sole discretion of the Committee, be distributed in full to such Participant as soon as reasonably practicable following such termination.

ARTICLE X

MISCELLANEOUS

10.1 Non-Guarantee of Employment. Participation in the Plan does not give any person any right to be retained in the service of the Employer. The right and power of the Employer to terminate any employee is expressly reserved.

10.2 Rights of Participants to Benefits. All rights of a Participant under the Plan to amounts credited to the Participant’s Account are unsecured contractual rights of the Participant against the Employer. Each Employer shall be primarily responsible for payment of benefits hereunder to the Participants it employs and the Beneficiaries of such Participants. In the event an Employer fails to pay such benefits for any reason, the Sponsor shall be jointly and severally liable for the payment of such benefits.

10.3 No Assignment. No rights or benefits under the Plan nor amounts credited to Accounts shall be subject in any way to voluntary or involuntary alienation, sale, transfer, assignment, pledge, attachment, garnishment, execution, or encumbrance, and any attempt to accomplish the same shall be void.

10.4 Withholding. The Employer shall have the right to deduct from any payment made hereunder any taxes required by law to be withheld from a Participant with respect to such payment.

10.5 Account Statements. Periodically (as determined by the Administrator), each Participant shall receive a statement indicating the amounts credited to and payable from the Participant’s Account.

10.6 Masculine, Feminine, Singular and Plural. The masculine shall be read in the feminine, the singular in the plural, and vice versa, whenever the context shall so require.

10.7 Governing Law. Except to the extent preempted by applicable Federal laws, the Plan shall be construed according to the laws of the State of Maryland, other than its conflict of laws principles.

10.8 Titles. The titles to Articles and Sections in this Plan are placed herein for convenience of reference only, and the Plan is not to be construed by reference thereto.

10.9 Other Plans. Nothing in this Plan shall be construed to affect the rights of a Participant, Participant’s beneficiaries, or Participant’s estate to receive any retirement or death benefit under any tax-qualified or nonqualified pension plan, deferred compensation agreement, insurance agreement or other retirement plan of the Sponsor or the Employer.

This Plan was adopted by the Board of Directors of Mercantile Bankshares Corporation on the 13th day of December, 1994, and is hereby executed on behalf of the Sponsor this 13th day of December, 1994.

ATTEST:	MERCANTILE BANKSHARES CORPORATION

/s/ Illegible	By:	/s/ Illegible
Secretary [Seal]	Title:	PRESIDENT

EXHIBIT A

The definition of Compensation as set forth in this Plan cross references to the definition of Compensation as it appears from time to time under the Employees’ Thrift Plan Of Mercantile Bankshares Corporation And Participating Affiliates (“Thrift Plan”). The definition of Compensation under the Thrift Plan, as set forth in Section 1.1(o)(1) thereof, in effect on January 1, 1995, is as follows:

(o) “Compensation” shall mean an Employee’s pay determined as follows:

(1) Compensation shall mean the total remuneration received by an Employee from the Employer during a Plan Year for personal services rendered, and currently includible in his gross income for income tax purposes, including base salary, overtime, bonuses and other extra compensation. Notwithstanding the foregoing, Compensation shall not include (A) contributions, credits or benefits paid or accrued under this Plan or any other qualified or nonqualified retirement plan, deferred compensation plan, stock-related plan, welfare benefit plan or fringe benefit plan of the Employer, (B) any lump sum settlement payments with respect to any employment agreement under rules uniformly applicable to all Employees similarly situated, (C) compensation (whether in cash, stock or otherwise) resulting from the grant, exercise or cancellation of or election, vesting, or lapse of restrictions with respect to stock awards, stock options, stock appreciation rights or disposition of the underlying stock, (D) payments under any individual contractual arrangement for deferred compensation unless such contract otherwise provides, or (E) direct reimbursement for expenses. In all cases, however, notwithstanding any exclusions specified above, Compensation shall include any amount which would otherwise be deemed Compensation under this Section 1.1(o)(1) but for the fact that it is deferred under a salary reduction agreement under this Plan or any plan described in Section 401(k), 402(h) or 125 of the Code.

This definition of Compensation is included in this Exhibit A for convenience, of reference only. Insofar as the definition of Compensation under the Thrift Plan is modified from time to time, such modification shall be effective with respect to this Plan at the same time and shall supersede the definition set forth in this Exhibit A.

MERCANTILE BANKSHARES CORPORATION

AND PARTICIPATING AFFILIATES

SUPPLEMENTAL CASH BALANCE EXECUTIVE RETIREMENT PLAN

Effective January 1, 1994

MERCANTILE BANKSHARES CORPORATION

AND PARTICIPATING AFFILIATES

SUPPLEMENTAL CASH BALANCE EXECUTIVE RETIREMENT PLAN

–i–

–ii–

MERCANTILE BANKSHARES CORPORATION

AND PARTICIPATING AFFILIATES

SUPPLEMENTAL CASH BALANCE EXECUTIVE RETIREMENT PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1 Purpose. The Plan is intended to provide deferred compensation for a select group of management or highly compensated employees of the Employer. The Plan is an unfunded plan that is not intended to be (i) subject to Parts 2, 3 or 4 of Title I, Subtitle B of the Employee Retirement Income Security Act of 1974, or (ii) qualified under Section 401(a) of the Internal Revenue Code.

1.2 Effective Date. The effective date for this Plan shall be January 1, 1994.

ARTICLE II

DEFINITIONS

2.1 Definitions. As used herein, the following terms shall have the following meanings:

(a) Account. The bookkeeping reserve account established and maintained for each Participant pursuant to Section 4.1 for purposes of determining the amount payable to the Participant pursuant to Article V.

(b) Administrator. The Employee Benefit Administration Committee, the members of which shall be appointed from time to time by the Employee Benefit Committee of the Board of Directors of the Sponsor, which shall be responsible for the general administration of the Plan except as otherwise specified.

(c) Beneficiary. The person(s) or entity(ies) designated by a Participant to receive Plan benefits in the event of the Participant’s death, such designation to be made in writing on a form satisfactory to the Administrator and effective when received by the Administrator. Any such designation shall be deemed to revoke any and all prior designations. If the Participant has not designated a Beneficiary, or if no Beneficiary survives the Participant, the aggregate amount then credited to the Participant’s Account shall be paid pursuant to Article V to the person or persons in the first of the following classes of successive preference Beneficiaries surviving at the death of the Participant: the Participant’s (1) widow or widower, (2) lineal descendants, per stirpes, (3) parents, (4) estate. The Administrator shall decide which Beneficiaries, if any, shall have been validly designated and the Administrator’s decision shall be binding and conclusive on all persons.

(d) Board. The Board of Directors of the Sponsor or, if the Board so directs, the Employee Benefit Committee of such Board of Directors acting on behalf of the Board in the exercise of any and all powers and duties of the Board pursuant to this Plan.

(e) Cash Balance Plan. The Cash Balance Plan for Employees of Mercantile Bankshares Corporation and Participating Affiliates, amended and restated as of January 1, 1991, and as amended from time to time.

(f) Code. The Internal Revenue Code of 1986, as amended.

(g) Committee. The Employee Benefit Committee of the Board of Directors of the Sponsor.

(h) Compensation. Compensation shall mean Compensation as such term may be defined from time to time in the Cash Balance Plan for purposes of calculating benefit accruals thereunder as set forth in Section 1.1(p)(1) of the Cash Balance Plan or any successor Section; provided, however, that for purposes of this Plan, Compensation shall include any amount which would otherwise be deemed to be Compensation under the Cash Balance Plan but for the fact that it is voluntarily deferred by the Participant under a nonqualified deferred compensation agreement or plan. Notwithstanding the foregoing, Compensation under this Plan shall not be limited by any monetary denomination specified from time to time by the Secretary of the Treasury with respect to the application of Code §401(a)(17) to qualified retirement plans.

(i) Contribution Credits. Amounts allocated to the Participant’s Account pursuant to Section 4.2.

(j) Employer. The Sponsor, its successors and assigns, any affiliated corporation or business organization of the Sponsor, and any organization into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred.

(k) Interest Credits. Amounts allocated to the Participant’s Account pursuant to Section 4.3.

(1) Participant. An individual who is eligible to participate pursuant to Article III.

(m) Plan. The Mercantile Bankshares Corporation and Participating Affiliates Supplemental Cash Balance Executive Retirement Plan as set forth herein and as amended from time to time.

(n) Sponsor. Mercantile Bankshares Corporation and any successor.

(o) Valuation Date. The last business day of each calendar year, or such other or additional days as the Administrator may deem necessary or appropriate.

ARTICLE III

ELIGIBILITY

All employees of the Employer whose Compensation payable for services rendered during a calendar year exceeds $150,000 and who shall be approved by the Committee for participation shall be eligible to participate in the Plan; provided, however, that any such employees who have entered into individual deferred compensation agreements (pursuant to which such employees voluntarily elect to defer any portion of their current compensation) with the Employer on or before January 1, 1994, shall not be eligible to participate in the Plan (unless or until otherwise determined by the Board).

ARTICLE IV

CONTRIBUTION AND INTEREST CREDITS

4.1 Accounts. The Administrator shall establish an Account on behalf of each Participant which shall be credited or debited, as the case maybe, with Contribution Credits pursuant to Section 4.2, Interest Credits as provided in Section 4.3, and payments pursuant to Article V. Each such Account shall consist of such subaccounts as are necessary or desirable to the Administrator for the convenient administration of the Plan. The Accounts and subaccounts shall be bookkeeping reserve accounts only and shall not require segregation of any funds of the Sponsor or the Employer or provide any Participant with any rights to any assets of the Sponsor or the Employer, except, to the extent applicable, as a general creditor thereof. Neither a Participant nor a Participant’s Beneficiary shall have any right to receive payment of any amount credited to the Participant’s Account except as expressly provided in Article V of this Plan.

4.2 Contribution Credits.

(a) As of the last day of each calendar year beginning on or after January 1, 1994, the Account of each Participant under this Plan shall be credited with Contribution Credits in an amount equal to the difference between (i) the aggregate amount credited to the Participant’s account under the Cash Balance Plan for such calendar year pursuant to Sections 4.2(b) and (c) thereof, and (ii) the aggregate amount that would have been credited to the Participant’s account under the Cash Balance Plan for such calendar year pursuant to Sections 4.2(b) and (c) thereof if the provisions of such Sections 4.2(b) and (c) were applied using the Participant’s Compensation as defined in this Plan.

(b) In the event that a Participant’s benefit payments under the Cash Balance Plan are required to be limited because of the application of Section 415 of the Code, then, if such benefit limitation has not already been provided for by this Plan, an amount equal to the actuarial equivalent of such benefit limitation shall be added to the Participant’s Account and shall be treated as a Contribution Credit.

4.3 Interest Credits.

(a) As of each Valuation Date (and such other dates as the Administrator, in its sole and absolute discretion, may determine), the Account of each Participant shall be credited with interest (Interest Credits) at the per annum rate equal to the average of the value of interest rates on 52-week U.S. Treasury Bills, determined as of the first day of each calendar month in the preceding calendar year, compounded annually, with respect to all amounts credited to the Participant’s Account; provided, however, that in no event shall the Interest Credits be less than 4% or more than 12% per annum (compounded annually, as provided above). For purposes of this Section 4.3, the value of the interest rate on a U.S. Treasury Bill as of a particular date shall equal the average auction rate for the week in which the date falls, as reported in the Federal Reserve Bulletin.

(b) The Interest Credit under this Section 4.3 for any Valuation Date shall be determined prior to crediting a Participant’s Account with any amount determined under Section 4.2 with respect to such calendar year and shall be based on the balance of the Participant’s Account as of the immediately preceding Valuation Date, with appropriate adjustments for payments made therefrom since such Valuation Date. Notwithstanding anything in the Plan to the contrary, in the event that the balance of a Participant’s Account shall be distributed prior to the last day of a calendar year (as of which the interest would ordinarily be credited), the Interest Credit otherwise allocable to such Participant’s Account for such year shall be prorated, based upon the number of complete calendar months which have elapsed from the first day of such calendar year to the date of distribution.

4.4 Vesting. Each Participant shall be at all times fully vested in and have a nonforfeitable right to the aggregate amount credited to the Participant’s Account.

ARTICLE V

PAYMENT OF BENEFITS

5.1 Time and Manner of Distributions. Upon the earlier of a Participant’s termination of employment or death, the Administrator shall commence payment of the Participant’s Account to the Participant or the Participant’s Beneficiary, as applicable, as soon as practicable thereafter; provided, however, that the Committee may determine in its sole and absolute discretion to delay payment commencement to any Participant if necessary to avoid application of the deduction limitation of Section 162(m) of the Code to the Employer. All distributions shall be based on the value of a Participant’s Account measured as of the Valuation Date immediately preceding the date of distribution. The form of distribution shall be determined in the sole and absolute discretion of the Administrator and shall either be in the form of a single-sum payment or in substantially equal annual installments (adjusted periodically to reflect interest credited on the Participant’s Account pursuant to Section 4.3) over a period of time, not to exceed ten years. In the event that the Participant’s Account is distributed in installments, the Administrator may in its sole and absolute discretion at any point in time during the payout period pay the remaining balance of the Participant’s Account in a single-sum payment.

5.2 Death of Participant After Commencement of Benefit Payments. In the event that a Participant dies after the commencement of benefit payments and prior to the Participant having received 100% of the value of the Participant’s Account, the balance of the Participant’s Account shall be paid to the Participant’s Beneficiary in accordance with the method of distribution already in effect, subject to the sole and absolute discretion of the Administrator to pay the remaining balance of the Participant’s Account to the Beneficiary in a single-sum payment.

5.3 Incapacity of Recipient. If any person entitled to a distribution under this Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Administrator may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Sponsor, the Employer and the Plan therefor.

ARTICLE VI

FUNDING

The obligations of the Employer to pay benefits under this Plan shall be interpreted solely as an unfunded, but binding, contractual obligation of the Employer to pay only those amounts credited to the Participant’s Account pursuant to Article IV in the manner and under the conditions prescribed in Article V. Any assets set aside, including any assets transferred to a rabbi trust or purchased by the Employer with respect to amounts payable under the Plan, shall be subject to the claims of the Employer’s general creditors, and no person other than the Employer shall, by virtue of the provisions of the Plan, have any interest in such assets.

ARTICLE VII

ADMINISTRATION

7.1 Administration. Except as otherwise provided herein, the Plan shall be administered by the Administrator. The Administrator shall be the named fiduciary for purposes of the claims procedure pursuant to Article VIII only and shall, except as the Committee may otherwise determine, have authority to act to the full extent of its absolute discretion to:

(a) Interpret the Plan;

(b) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions in the Plan;

(c) Create and revise rules and procedures for the administration of the Plan and prescribe such forms as may be required for Participants to make elections under, and otherwise participate in, the Plan; and

(d) Take any other actions and make any other determinations as it may deem necessary and proper for the administration of the Plan.

Any expenses incurred in the administration of the Plan shall be paid by the Sponsor or the Employer.

7.2 Determinations. Except as the Committee may otherwise determine (and subject to the claims procedure set forth in Article VIII), all decisions and determinations by the Administrator shall be final and binding upon all Participants and Beneficiaries.

7.3 General. No member of the Administrator or of the Committee shall participate in any matter involving any questions relating solely to his own participation or benefits under this Plan. The Administrator and the Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of any persons, firms or agents retained by it, including but not limited to accountants, actuaries, counsel and other specialists. Nothing in this Plan shall preclude the Sponsor or any Employer from indemnifying the members of the Administrator and of the Committee for all actions under this Plan, or from purchasing liability insurance to protect such persons with respect to the Plan.

ARTICLE VIII

CLAIMS PROCEDURE

8.1 Claim for Benefits. Each person eligible for a benefit under the Plan shall apply for such benefit by filing a claim with the Administrator on a form or forms prescribed by the Administrator. If no form or forms have been prescribed, a claim for benefits shall be made in writing to the Administrator setting forth the basis for the claim. Each person making a claim for benefits shall furnish the Administrator with such documents, evidence, data, or information in support of such claim as the Administrator considers necessary or desirable.

8.2 Notice of Denial. If a claim for benefits under this Plan is denied, either in whole or in part, the Administrator shall advise the claimant in writing of the amount of his benefit, if any, and the specific reasons for the denial. The Administrator shall also furnish the claimant at that time with a written notice containing:

(a) A specific reference to pertinent Plan provisions;

(b) A description of any additional material or information necessary for the claimant to perfect his claim, if possible, and an explanation of why such material or information is needed; and

(c) An explanation of the Plan’s claim review procedure.

The written notice of claim denial shall be provided to the claimant within a reasonable period of time, but not more than ninety days after receipt of the claim by the Administrator, unless special circumstances require an extension of time for processing the claim, in which case the Administrator shall provide a written notice of such extension to the claimant before the expiration of the initial ninety day period. In no event shall such extension exceed ninety days from the end of such initial period.

8.3 Right to Reconsideration. Within sixty days of receipt of the information described in Section 8.2 above, the claimant shall, if he desires further review, file a written request for reconsideration with the Administrator.

8.4 Review of Documents. So long as the claimant’s request for review is pending (including the sixty day period described in Section 8.3 above), the claimant or his duly authorized representative may review pertinent Plan documents (and any pertinent related documents) and may submit issues and comments in writing to the Administrator.

8.5 Decision by the Administrator. Subject to Section 8.7, a final and binding decision shall be made by the Administrator within sixty days of the filing by the claimant of his request for reconsideration; provided, however, that if the Administrator, in its discretion, feels that a hearing with the claimant or his representative present is necessary or desirable, this period shall be extended an additional sixty days.

8.6 Notice by the Administrator. The Administrator’s decision shall be conveyed to the claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

8.7 Committee Review. Anything in this Plan to the contrary notwithstanding, the Committee may determine, in its sole and absolute discretion, to review any claim for benefits submitted by a claimant under this Plan.

ARTICLE IX

AMENDMENT, DISCONTINUANCE, AND TERMINATION

The Committee retains the right to modify or amend the Plan at any time and from time to time, and the Board retains the right to discontinue or terminate the Plan at any time and from time to time; provided, however, that no modification, amendment, discontinuance or termination shall adversely affect the rights of Participants to receive in accordance with the Plan amounts credited to the Accounts maintained on their behalf before such modification, amendment, discontinuance or termination. Notice of every such modification, amendment, discontinuance or termination shall be given in writing to each Participant. In the case of termination of the Plan, any amounts credited to the Account of a Participant may, in the sole discretion of the Committee, be distributed in full to such Participant as soon as reasonably practicable following such termination.

ARTICLE X

MISCELLANEOUS

10.1 Non-Guarantee of Employment. Participation in the Plan does not give any person any right to be retained in the service of the Employer. The right and power of the Employer to terminate any employee is expressly reserved.

10.2 Rights of Participants to Benefits. All rights of a Participant under the Plan to amounts credited to the Participant’s Account are unsecured contractual rights of the Participant against the Employer. Each Employer shall be primarily responsible for payment of benefits hereunder to the Participants it employs and the Beneficiaries of such Participants. In the event an Employer fails to pay such benefits for any reason, the Sponsor shall be jointly and severally liable for the payment of such benefits.

10.3 No Assignment. No rights or benefits under the Plan nor amounts credited to Accounts shall be subject in any way to voluntary or involuntary alienation, sale, transfer, assignment, pledge, attachment, garnishment, execution, or encumbrance, and any attempt to accomplish the same shall be void.

10.4 Withholding. The Employer shall have the right to deduct from any payment made hereunder any taxes required by law to be withheld from a Participant with respect to such payment.

10.5 Account Statements. Periodically (as determined by the Administrator) , each Participant shall receive a statement indicating the amounts credited to and payable from the Participant’s Account.

10.6 Masculine. Feminine, Singular and Plural. The masculine shall be read in the feminine, the singular in the plural, and vice versa, whenever the context shall so require.

10.7 Governing Law. Except to the extent preempted by applicable Federal laws, the Plan shall be construed according to the laws of the State of Maryland, other than its conflict of laws principles.

10.8 Titles. The titles to Articles and Sections in this Plan are placed herein for convenience of reference only, and the Plan is not to be construed by reference thereto.

10.9 Other Plans. Nothing in this Plan shall be construed to affect the rights of a Participant, Participant’s beneficiaries, or Participant’s estate to receive any retirement or death benefit under any tax-qualified or nonqualified pension plan, deferred compensation agreement, insurance agreement or other retirement plan of the Sponsor or the Employer.

This Plan was adopted by the Board of Directors of Mercantile Bankshares Corporation on the 27th day of APRIL, 1994, and is hereby executed on behalf of the Sponsor this 27th day of APRIL, 1994.

WITNESS:	MERCANTILE BANKSHARES CORPORATION

/s/ Illegible	By:	/s/ Illegible
Secretary	Title:	Vice Chairman of the Board
[Corporate Seal]